UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant ☐

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☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

Biodel Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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100 Saw Mill Road
Danbury, Connecticut 06810

October   , 2012

Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders of Biodel Inc. (the “Company”), which will be held at 10:00 a.m., local time, on Thursday, November 1, 2012 at our corporate headquarters at 100 Saw Mill Road, Danbury, Connecticut 06810. The Notice of Special Meeting of Stockholders and Proxy Statement that accompany this letter describe the matters to be voted on at this Special Meeting. The purpose of the Special Meeting is to consider an amendment to our Second Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of Common Stock of the Company.

Whether or not you plan to attend, it is important that your shares be represented and voted at the Special Meeting. If you are a stockholder of record, you may vote your shares by proxy card. If you are a beneficial owner, you may vote your shares by telephone, over the Internet or by proxy card.

On behalf of your Board of Directors, I would like to thank you for your continued support and interest in Biodel Inc.

Sincerely,

Errol De Souza
President and Chief Executive Officer

Notice of Special Meeting of Stockholders
to be held on Thursday, November 1, 2012 at 10:00 a.m.

The Special Meeting of Stockholders of Biodel Inc. will be held on Thursday, November 1, 2012 at 10:00 a.m., local time, at the corporate headquarters of Biodel Inc., 100 Saw Mill Road, Danbury, Connecticut 06810. The Special Meeting has been called for the following purposes:

1.	To approve an amendment to our Second Amended and Restated Certificate of Incorporation, as amended, which we refer to as our Certificate of Incorporation, to effect an increase in the number of shares of our authorized common stock, par value $.01 per share, from 25,000,000 shares to 62,500,000 shares; and

2.	To transact such other business as may properly come before the special meeting or any adjournment or postponement thereof.

Important Notice Regarding the Availability of Proxy Materials for the Special
Meeting of Stockholders to be Held on Thursday, November 1, 2012:

This proxy statement and a sample of the form of proxy card sent or given to stockholders by Biodel Inc.
are available at www.biodel.com/annuals.cfm

Our Board of Directors set September 25, 2012 as the record date for the Special Meeting. This means that only stockholders of record at the close of business on September 25, 2012 will be entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof.

Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person, your shares should be represented and voted. To vote without attending the Special Meeting, you should complete, sign, date and promptly return the enclosed proxy card in the postage-paid envelope that we have included for your convenience. Alternatively, if you are a beneficial owner, you may vote through the Internet or by telephone as indicated in the instructions enclosed with your proxy card. No postage is required if you mail your proxy in the United States. Even if you plan to attend the Special Meeting, we would appreciate receiving your voting instructions before that date. Submitting the proxy before the Special Meeting will not preclude you from voting in person at the Special Meeting if you should decide to attend.

We are first sending the Notice of Special Meeting, this Proxy Statement and the enclosed proxy card to our stockholders on or about October , 2012.

All stockholders are invited to attend the Special Meeting. No ticket is required for admittance. If you have any questions regarding this Notice of Special Meeting or if you have special needs and require assistance, please call us at (203) 796-5000, and we will be happy to assist you.

By Order of the Board of Directors,

Paul S. Bavier
Secretary

Danbury, Connecticut
October   , 2012

BIODEL INC.
100 SAW MILL ROAD
DANBURY, CONNECTICUT 06810

Special Meeting of Stockholders
to be held on Thursday, November 1, 2012 at 10:00 a.m.

PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation by the board of directors of Biodel Inc., also referred to in this Proxy Statement as the “Company,” “Biodel,” “we” or “us,” of proxies to be voted at our Special Meeting of Stockholders, or the Special Meeting, to be held on Thursday, November 1, 2012 at our corporate headquarters at 100 Saw Mill Road, Danbury, Connecticut 06810 at 10:00 a.m., local time, and at any adjournment or adjournments thereof. Stockholders of record of our common stock, $.01 par value per share, as of the close of business on September 25, 2012, will be entitled to notice of and to vote at the Special Meeting and any adjournment or adjournments thereof. As of that date, there were 13,982,826 shares of our common stock issued and outstanding and entitled to vote. Each share of common stock is entitled to one vote on any matter presented at the Special Meeting.

If proxies in the accompanying form are properly executed and returned, the shares of common stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the shares of common stock represented by the proxies will be voted: (i) FOR the amendment to our Certificate of Incorporation to effect an increase in the number of shares of our authorized common stock, par value $.01 per share, from 25,000,000 shares to 62,500,000 shares; and (ii) in the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Special Meeting or any adjournment or adjournments thereof. Any stockholder who has submitted a proxy may revoke it at any time before it is voted by written notice addressed to and received by our corporate secretary, by submitting a duly executed proxy bearing a later date, or by electing to vote in person at the Special Meeting. The mere presence at the Special Meeting of the person appointing a proxy does not, however, revoke the appointment.

Voting Procedures

Q:	What shares owned by me may be voted?

A:	You may only vote the shares of our common stock owned by you as of the close of business on September 25, 2012, which is the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting. These shares include the following:

•	shares of common stock held directly in your name as the stockholder of record; and

•	shares of common stock held for you, as the beneficial owner, through a broker, bank or other nominee.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	Most of our stockholders hold their shares through a broker, bank or other nominee, rather than directly in their own names. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you on our behalf. As the stockholder of record, you have the right to grant your voting proxy to the persons specified on the enclosed proxy card or to vote in person at the Special Meeting. The persons named in the proxy card will vote the shares you own in accordance with your instructions on the proxy card you mail. If you return the card, but do not give any instructions on a particular matter described in this Proxy Statement, the persons named in the proxy card will vote the shares you own in accordance with the recommendations of our board of directors. We have enclosed a proxy card for you to use.

If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and the proxy materials are being sent to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker or nominee how to vote. If you do not give instructions to your bank or brokerage firm, it will still be able to vote your shares with respect to certain “discretionary” items. We believe that the approval of the amendment to our Certificate of Incorporation to effect the increase in the number of shares of our authorized common stock is a discretionary item on which banks and brokerage firms may vote. Therefore, if you do not instruct your broker or representative regarding how you would like your shares to be voted, your bank or brokerage firm will be able to vote on your behalf with respect to this proposal. Any shares over which banks or brokerage firms do not exercise their discretionary ability to vote will be treated as “broker non-votes.”

You are also invited to attend the Special Meeting, but since you are not the stockholder of record, you may not vote these shares in person at the Special Meeting unless you receive a proxy from your broker or representative. Your broker or representative has enclosed a voting instruction card for you to use. If you wish to attend the Special Meeting and vote in person, please mark the box on the voting instruction card received from your broker or representative and return it to the broker or representative so that you receive a legal proxy to present at the Special Meeting.

Q:	How may I vote my shares at the Special Meeting?

A:	You may vote shares held directly in your name as the stockholder of record in person at the Special Meeting. If you choose to vote in person at the Special Meeting, please bring the enclosed proxy card and proof of identification with you to the Special Meeting. You may vote shares that you beneficially own if you receive and present at the Special Meeting a proxy from your broker or nominee, together with proof of identification. Even if you plan to attend the Special Meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the Special Meeting.

Q:	How may I vote my shares without attending the Special Meeting?

A:	Whether you hold shares directly as the stockholder of record or as the beneficial owner in street name, you may direct your vote without attending the Special Meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. Whether you are a stockholder of record or a beneficial owner, you may vote without attending the Special Meeting by marking, dating and signing your proxy card and mailing in the enclosed, self-addressed, postage prepaid envelope. No postage is required if the proxy is mailed in the United States. In addition, beneficial owners may vote without attending the Special Meeting as follows:

•	By Internet — If you have Internet access, you may submit your proxy from any location in the world by following the “Internet Voting” instructions enclosed with your proxy card.

•	By Telephone — You may submit your proxy by following the “Telephone Voting” instructions enclosed with your proxy card.

Shares of common stock that are represented by a properly executed proxy, if such proxy is received in time and not revoked, will be voted at the Special Meeting according to the instructions indicated in the proxy. In the case of stockholders of record, if no instructions are indicated, the shares will be voted FOR approval of the proposals listed on the proxy card. In the case of beneficial owners, if no instructions are indicated, their broker or representative may vote only on those proposals for which they have discretionary authority to vote. Discretionary authority is provided in the proxy as to any matters not specifically referred to in the proxy. Our board of directors is not aware of any other matters that are likely to be brought before the Special Meeting. If other matters are properly brought before the Special Meeting, including a proposal to adjourn the Special Meeting to permit the solicitation of additional proxies in the event that one or more proposals have not been approved by a sufficient number of votes at the time of the Special Meeting, the persons named in the enclosed proxy will vote on such matters in their own discretion.

If you are a beneficial owner of common stock, please refer to the voting instruction card included by your broker or nominee for applicable voting procedures.

Q:	How may I revoke a proxy or an Internet or telephone vote?

A:	A stockholder executing a proxy card may revoke the proxy at any time before it is exercised by giving written notice revoking the proxy to our corporate secretary, by subsequently filing another proxy bearing a later date, or by attending the Special Meeting and voting in person. Attendance at the Special Meeting will not automatically revoke a stockholder’s prior proxy. All written notices of revocation or other communications with respect to revocation of proxies should be addressed to Biodel Inc., 100 Saw Mill Road, Danbury, Connecticut 06810, attention: corporate secretary. If you own your shares in street name, your bank or brokerage firm should provide you with appropriate instructions for changing your vote.

Q:	How does our board of directors recommend that I vote on the amendment to our Certificate of Incorporation, as amended, to effect the increase in the number of shares of our authorized common stock from 25,000,000 shares to 62,500,000 shares?

A:	Our board of directors unanimously recommends that stockholders vote FOR this proposal at the Special Meeting.

Q:	What is the quorum required for the Special Meeting?

A:	Holders of record of the common stock on September 25, 2012 are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement of the Special Meeting. As of the record date, 13,982,826 shares of common stock were outstanding. The presence, in person, by remote communication, if applicable, or by proxy duly authorized, of the holders of a majority of the outstanding shares of common stock entitled to vote at the Special Meeting will constitute a quorum for the transaction of business at the Special Meeting. Shares of our common stock represented in person or by proxy, including broker non-votes and shares that abstain or do not vote with respect to one or more of the matters to be voted upon, will be counted for the purpose of determining whether a quorum exists.

Q:	How are votes counted?

A:	Each holder of common stock is entitled to one vote at the Special Meeting on each matter to come before the Special Meeting for each share held by such stockholder as of the record date. Votes cast in person at the Special Meeting or by proxy, Internet vote or telephone vote will be tabulated by the inspector of election appointed for the Special Meeting, who will determine whether a quorum is present.

Q:	What vote is required to approve the amendment to our Certificate of Incorporation to effect the increase in the number of shares of our authorized common stock from 25,000,000 shares to 62,500,000 shares?

A:	The amendment to our Certificate of Incorporation to effect the increase in the number of shares of our authorized common stock will be approved if we receive the affirmative vote of the holders of a majority of the shares of our common stock outstanding on the record date for the meeting. Abstentions and broker non-votes, if any, will have the same effect as a vote AGAINST this proposal.

Q:	What does it mean if I receive more than one proxy or voting instruction card?

A:	This means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:	Where can I find the voting results of the Special Meeting?

A:	We will announce preliminary voting results at the Special Meeting and publish final results in a current report on Form 8-K within four business days of the Special Meeting.

Q:	Is my vote confidential?

A:	Proxy cards, ballots and voting tabulations that identify individual stockholders are mailed or returned to us and handled in a manner intended to protect your voting privacy. Your vote will not be disclosed except: (1) as needed to permit us to tabulate and certify the vote; (2) as required by law; or (3) in limited circumstances, such as a proxy contest in opposition to the director candidates nominated by our board of directors. In addition, all comments written on the proxy card or elsewhere will be forwarded to management, but your identity will be kept confidential unless you ask that your name be disclosed.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our capital stock as of August 31, 2012 by the following: (a) each person known by us to be the beneficial owner of 5% or more of any class of our voting securities; (b) each of our directors and named executive officers; and (c) all of our current directors and executive officers as a group.

There were 13,982,826 shares of common stock outstanding as of August 31, 2012. For purposes of the table below, we deem shares of common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of August 31, 2012 to be outstanding and to be beneficially owned by the person holding the options or warrants for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise noted, the persons or entities in this table have sole voting and investing power with respect to all of the shares of common stock beneficially owned by them, subject to community property laws, where applicable.

Unless otherwise indicated, the address for each of the stockholders in the table below is c/o Biodel Inc., 100 Saw Mill Road, Danbury, Connecticut 06810.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (%)
5% Stockholders:
Entities affiliated with Baker Bros. Advisors, LLC	1,490,328 (1)	9.9
Entities affiliated with Great Point Partners, LLC	1,400,484 (2)	9.9
OrbiMed Private Investments IV, L.P.	1,395,486 (3)	9.9
Sabby Management, LLC	1,396,453 (4)	9.9
Venrock Healthcare Capital Partners, L.P.	1,408,954 (5)	9.9

Executive Officers and Directors:
Ms. Julia R. Brown	3,646 (6)	*
Dr. Errol De Souza	212,192 (7)	1.5
Dr. Barry Ginsberg	26,917 (8)	*
Dr. Ira Lieberman	35,962 (9)	*
Dr. Daniel Lorber	39,338 (10)	*
Dr. Brian J.G. Pereira	30,453 (11)	*
Dr. Davey S. Scoon	3,646 (12)	*
Paul S. Bavier	61,429 (13)	*
Dr. Alan Krasner	87,399 (14)	*
Gerard J. Michel	102,763 (15)	*
Erik Steiner	124,733 (16)	*
All current executive officers and directors as a group (11 individuals)	728,478 (17)	5.0

*	Less than one percent.

(1)	Based in part on information provided to us by Baker Bros. Advisors, LLC (“BB Advisors”), which is the investment adviser for the following affiliated entities: Baker Brothers Life Sciences, L.P. (“Life Sciences”) 667, L.P. (“667”) and 14159, L.P. (“14159”) (collectively, the “BB Affiliated Entities”). Consists of an aggregate of 540,000 shares of common stock held by the BB Affiliated Entities and an aggregate of 950,328 shares of common stock that the BB Affiliated Entities have a right to acquire within 60 days of August 31, 2012 pursuant to the exercise of warrants for our common stock or through the conversion of preferred stock into shares of our common stock. Excludes an aggregate of 1,871,172 shares of our common stock the BB Affiliated Entities would otherwise have the right to acquire pursuant to the exercise of warrants for our common stock or through the conversion of preferred stock into shares of our common stock in the absence of an existing requirement in the underlying instruments that prohibit the stockholder from exercising (in the case of warrants) or converting (in the case of preferred stock) the instruments if, as a result of such exercise or conversion, the holder and its affiliates would own more than 9.98% of the total number of shares of our common stock then issued and outstanding. Life Sciences has indicated to us that it is a limited partnership, the sole general partner of which is Baker Brothers Life Sciences Capital, L.P., a limited partnership, the sole general partner of which is Baker Brothers Life Sciences Capital (GP), LLC. 667 has indicated to us that it is a limited partnership, the sole general partner of which is Baker Biotech Capital, L.P., a limited partnership, the sole general partner of which is Baker Biotech Capital (GP), LLC. 14159 has indicated to us that it is a limited partnership, the sole general partner of which is 14159 Capital, L.P., a limited partnership, the sole general partner of which is 14159 Capital (GP), LLC. BB Advisors has complete and unlimited discretion and authority with respect to the BB Affiliated Entities’ investments and voting power over investments. Julian C. Baker and Felix J. Baker are the principals of BB Advisors and each may be deemed to control BB Advisors and to indirectly beneficially own the shares beneficially owned by it. Julian C. Baker and Felix J. Baker disclaim beneficial ownership of these securities, and this disclosure shall not be deemed to be an admission that Julian C. Baker and/or Felix J. Baker are the beneficial owners of such securities for purposes of Section 13(d) of the Exchange Act or any other purpose. The principal business address of BB Advisors is 667 Madison Avenue, 21st floor, New York, NY 10065.

(2)	Based in part on information provided to us by Great Point Partners, LLC (“GPP LLC”), which is the investment manager for the following affiliated entities: Biomedical Value Fund, L.P., Biomedical Offshore Value Fund, L.P., Class D Series of GEF-PS, L.P., Biomedical Institutional Value Fund, L.P., Lyrical Multi-Manager Fund, L.P., Lyrical Multi-Manager Offshore Fund, L.P., and WS Investments, III, LLC (collectively, the “GPP Affiliated Entities”). Consists of an aggregate of 1,350,400 shares of common stock held by the GPP Affiliated Entities and David J. Morrison, an affiliate of GPP LLC, and an aggregate of 50,084 shares of common stock that the GPP Affiliated Entities and David J. Morrison have a right to acquire within 60 days of August 31, 2012 pursuant to the exercise of warrants for our common stock or through the conversion of preferred stock into shares of our common stock. Excludes an aggregate of 1,451,423 shares of our common stock the GPP Affiliated Entities and David J. Morrison would otherwise have the right to acquire pursuant to the exercise of warrants for our common stock or through the conversion of preferred stock into shares of our common stock in the absence of an existing requirement in the underlying instruments that prohibit the stockholder from exercising (in the case of warrants) or converting (in the case of preferred stock) the instruments if, as a result of such exercise or conversion, the holder and its affiliates would own more than 9.98% of the total number of shares of our common stock then issued and outstanding. The GPP Affiliated Entities have indicated to us that Jeffrey R. Jay and David E. Kroin are Managing Directors of GPP LLC, and, accordingly, have voting and investment power over the shares held by the GPP Affiliated Entities. In addition, David J. Morrison has indicated to us that Jeffrey R. Jay and David E. Kroin have voting and investment power over the shares held by him. The principal business address of GPP LLC is 165 Mason Street, 3rd floor, Greenwich, CT 06830.

(3)	Based in part on information provided to us by OrbiMed Private Investments IV, L.P. (“OPI IV”). Consists of 1,395,483 shares of common stock held by OPI IV and three shares of common stock that OPI IV has a right to acquire within 60 days of August 31, 2012 pursuant to the exercise of warrants for our common stock or through the conversion of preferred stock into shares of our common stock. Excludes 2,612,258 shares of our common stock OPI IV would otherwise have the right to acquire pursuant to the exercise of warrants for our common stock or through the conversion of preferred stock into shares of our common stock in the absence of an existing requirement in the underlying instruments that prohibit the stockholder from exercising (in the case of warrants) or converting (in the case of preferred stock) the instruments if, as a result of such exercise or conversion, the holder and its affiliates would own more than 9.98% of the total number of shares of our common stock then issued and outstanding. OrbiMed Capital GP IV LLC is the general partner of OPI IV. OrbiMed Advisors LLC (“Advisors”) is the managing member of OPI IV. Samuel D. Isaly is the managing member and owner of a controlling interest in Advisors and may be deemed to have voting and investment power over the shares held by OPI IV. Mr. Isaly disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein, if any. The principal place of business of OPI IV is 601 Lexington Avenue, 54th floor, New York, NY 10022.

(4)	Based in part on information provided to us by Sabby Management LLC (“Sabby Management”), which is the investment manager of the following affiliated Entities: Sabby Healthcare Volatility Master Fund, Ltd. (“Sabby Healthcare Fund”) and Sabby Volatility Warrant Mater Fund, Ltd. (“Sabby Warrant Fund”) (collectively, the “Sabby Affiliated Entities”). Consists of an aggregate of 1,386,764 shares of common stock held by the Sabby Affiliated Entities and an aggregate of 9,689 shares of common stock that the Sabby Affiliated Entities have a right to acquire within 60 days of August 31, 2012 pursuant to the exercise of warrants for our common stock or through the conversion of preferred stock into shares of our common stock. Excludes an aggregate of 703,641 shares of our common stock the Sabby Affiliated Entities would otherwise have the right to acquire pursuant to the exercise of warrants for our common stock or through the conversion of preferred stock into shares of our common stock in the absence of an existing requirement in the underlying instruments that prohibit the stockholder from exercising (in the case of warrants) or converting (in the case of preferred stock) the instruments if, as a result of such exercise or conversion, the holder and its affiliates would own more than 9.98% of the total number of shares of our common stock then issued and outstanding. The Sabby Affiliated Entities have indicated to us that Hal Mintz has voting and investment power of the shares held by them. The Sabby Affiliated Entities have also indicated to us that Hal Mintz is the manager of Sabby Management and that each of Sabby Management and Hal Mintz disclaim beneficial ownership over the shares held by the Sabby Affiliated Entities except to the extent of any pecuniary interest therein. The principal place of business of Sabby Management LLC is 10 Mountainview Road, Suite 205, Upper Saddle River, NJ 07458.

(5)	Based in part on information provided to us by VHCP CP Management, LLC (“VHCPM”), which is the general partner of Venrock Healthcare Capital Partners, L.P. and the manager of VHCP Co-Investment Holdings, LLC (collectively, the “VHCPM Affiliated Entities”). Consists of an aggregate of 1,274,000 shares of common stock held by the VHCPM Affiliated Entities and an aggregate of 134,954 shares of common stock that the VHCPM Affiliated Entities have a right to acquire within 60 days of August 31, 2012 pursuant to the exercise of warrants for our common stock. Excludes an aggregate of 310,946 shares of our common stock the VHCPM Affiliated Entities would otherwise have the right to acquire pursuant to the exercise of warrants for our common stock in the absence of an existing requirement in the underlying instrument that prohibits the stockholder from exercising the instrument if, as a result of such exercise, the holder and its affiliates would own more than 9.98% of the total number of shares of our common stock then issued and outstanding. The VHCPM Affiliated Entities have indicated to us that VHCPM may be deemed to have voting and investment power over the shares held by the VHCPM Affiliated Entities. Anders D. Hove and Bryan E. Roberts are managing members of VHCPM and may be deemed to have voting and investment power over all shares held by the VHCPM Affiliated Entities. The principal place of business of VHCP CP Management, LLC is 530 Fifth Avenue, 22nd floor, New York, NY 10036.

(6)	Consists of options to purchase shares of our common stock that are exercisable within 60 days of August 31, 2012.

(7)	Includes options to purchase 139,167 shares of our common stock and 56,250 shares of our common stock subject to restricted stock units (“RSUs”) that are exercisable or vest within 60 days of August 31, 2012.

(8)	Includes options to purchase 25,000 shares of our common stock that are exercisable within 60 days of August 31, 2012.

(9)	Includes options to purchase 35,470 shares of our common stock that are exercisable within 60 days of August 31, 2012.

(10)	Includes options to purchase 38,049 shares of our common stock that are exercisable within 60 days of August 31, 2012.

(11)	Includes options to purchase 25,719 shares of our common stock that are exercisable within 60 days of August 31, 2012.

(12)	Consists of options to purchase 3,646 shares of our common stock that are exercisable within 60 days of August 31, 2012.

(13)	Includes options to purchase 28,354 shares of our common stock and 18,640 shares of our common stock subject to RSUs that are exercisable or vest within 60 days of August 31, 2012.

(14)	Includes options to purchase 48,239 shares of our common stock and 27,299 shares of our common stock subject to RSUs that are exercisable or vest within 60 days of August 31, 2012.

(15)	Includes options to purchase 54,429 shares of our common stock and 28,964 shares of our common stock subject to RSUs that are exercisable or vest within 60 days of August 31, 2012.

(16)	Includes options to purchase 39,545 shares of our common stock and 17,899 shares of our common stock subject to RSUs that are exercisable or vest within 60 days of August 31, 2012.

(17)	Includes options to purchase 441,264 shares of our common stock and 149,052 shares of our common stock subject to RSUs that are exercisable or vest within 60 days of August 31, 2012.

PROPOSAL NUMBER 1:

APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT AN
INCREASE IN THE NUMBER OF SHARES OF OUR AUTHORIZED COMMON STOCK, PAR VALUE
$.01 PER SHARE, FROM 25,000,000 SHARES TO 62,500,000 SHARES

General

In this Proposal Number 1, our stockholders are being asked to approve an amendment (the “Certificate of Amendment”) to our Certificate of Incorporation to effect an increase in the number of shares of our authorized common stock, par value $.01 per share, from 25,000,000 shares to 62,500,000 shares. Our board of directors has adopted resolutions (i) declaring the advisability of the increase in the number of shares of our authorized common stock; (ii) approving, subject to stockholder approval, the Certificate of Amendment; and (iii) authorizing any other action it deems necessary to effect the increase in the number of authorized shares of common stock, without further approval or authorization of our stockholders. The Certificate of Amendment is attached to this proxy statement as Exhibit A. Our board of directors reserves the right, even after stockholder approval, to forego or postpone the filing of the Certificate of Amendment.

If approved by our stockholders and implemented by our board of directors, the increase in the number of shares of our authorized common stock would become effective by filing the Certificate of Amendment attached to this proxy statement as Exhibit A with the Secretary of State of the State of Delaware.

Background and Reasons for the Increase in Authorized Common Stock

Under Delaware law, we may only issue shares of common stock to the extent such shares are authorized for issuance under our Certificate of Incorporation. From time to time, we issue shares of common stock in connection with financings to fund operations and for other general corporate purposes. Upon each of these occurrences, the amount of available authorized shares of common stock decreases. Our Certificate of Incorporation currently authorizes the issuance of up to 25,000,000 shares of common stock. As of September 25, 2012, there were 13,982,826 shares of common stock issued and outstanding. In addition, as of September 25, 2012, there were an aggregate of 10,955,342 shares of common stock reserved for issuance upon exercise or distribution of outstanding equity awards under our 2010 Stock Incentive Plan and upon the exercise of warrants or through conversion of preferred stock that we issued in connection with a private placement in June 2012 and a registered direct offering in May 2011, as described below under the heading “Recent Transactions and Current Capitalization.” Based on the number of outstanding and reserved shares of common stock described above, we have only 61,832 shares of common stock remaining available for future issuance. The proposed increase in the number of shares of our authorized common stock would provide us with additional flexibility to, among other things, issue additional equity and equity linked securities in the future to fund our operations and for other general corporate purposes.

Purpose and Effect of the Increase in Authorized Common Stock. The increase in authorized shares will enable us to issue additional shares of common stock for general corporate purposes, such as issuing equity incentives to employees and officers (subject to additional stockholder approval, if required) and making shares of common stock available for purchase by employees under our 2005 Employee Stock Purchase Plan. As of September 25, 2012, there were 456,427 shares of common stock reserved for unissued equity awards under our 2010 Stock Incentive Plan and 355,319 shares of common stock reserved for purchase by employees under our 2005 Employee Stock Purchase Plan. Without an increase in the number of shares of our authorized common stock, we would be unable to issue all of these shares. In addition, while we currently have no plans to do so, our board of directors may in the future determine that it is appropriate or necessary to raise additional capital to fund our operations through the sale of equity securities, convertible debt securities or other equity linked securities. Without an increase in the number of shares of our authorized common stock, we would be unable to do so except by issuing preferred stock from our authorized but unissued blank check preferred stock. With the increase, we will have additional authorized but unissued shares from which to issue additional shares of common stock, or securities convertible or exercisable into shares of common stock, in equity financing transactions.

The increase in the number of shares of our authorized common stock will not have any immediate effect on the rights of existing shareholders. However, our board of directors will have the authority to issue authorized common stock without future stockholder approval of such issuances, except as may be required by applicable law. To the extent that additional authorized shares are issued in the future, it may decrease the existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders. Holders of our common stock of do not have preemptive rights to subscribe to additional securities that we may issue, and our board of directors has no plans to grant such rights with respect to any such shares.

The increase in the number of shares of our authorized common stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change of control of our company without further action by the stockholders, although this is not the intent of our board of directors. Shares of our authorized and unissued common stock could, within the limits imposed by applicable law or stock exchange rules, be issued in one or more transactions that would make a change in control of our company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting earnings per share and book value per share of outstanding common stock, and such additional shares could be used to dilute the stock ownership reporting rights of a person seeking to obtain control of our company. Our board of directors is not aware of any attempts to take control of our company, and our board of directors has not presented this proposal with the intent that it be utilized as a type of anti-takeover device.

We believe that the proposed increase in the number of authorized shares of common stock is in the best interests of Biodel and its stockholders.

Recent Transactions and Current Capitalization. In May 2011, we completed a registered direct offering of an aggregate of 3,018,736 shares of our common stock, 1,813,944 shares of our Series A Preferred Stock and warrants to purchase 2,256,929 shares of our common stock. In June 2012, we completed a private placement in which we issued an aggregate of 4,250,020 shares of our common stock, 3,605,607 shares of our Series B Preferred Stock and warrants to purchase an aggregate of 2,749,469 shares of our common stock. Each share of Series A Preferred Stock is convertible into one fourth of a share of common stock at any time at the option of the holder, provided that the conversion does not result in the holder and its affiliates owning more than 9.98% of the total number of shares of our common stock then issued and outstanding. Each share of Series B Preferred Stock is convertible into one share of common stock at any time at the option of the holder, provided that the conversion does not result in the holder and its affiliates owning more than 9.98% of the total number of shares of our common stock then issued and outstanding. The proposed amendment to our Certificate of Incorporation will not change the number of authorized shares of our preferred stock.

We have 25,000,000 shares of our common stock authorized for issuance under our Certificate of Incorporation. As of September 25, 2012, there were:

•	13,982,826 shares of our common stock issued and outstanding;

•	1,889,836 shares of our common stock reserved for issuance upon exercise or distribution of outstanding equity awards under our 2010 Stock Incentive Plan, consisting of 1,546,454 shares reserved for issuance upon the exercise of outstanding options, at a weighted average exercise price of $27.80 per share, and 342,356 shares reserved for issuance upon the distribution of outstanding RSUs;

•	5,006,413 shares of our common stock reserved for issuance upon the exercise of outstanding warrants, consisting of 2,256,944 shares reserved for warrants issued in our May 2011 registered direct offering and 2,749,469 shares reserved for warrants issued in our June 2012 private placement; and

•	4,059,093 shares of our common stock reserved for issuance upon the conversion of outstanding preferred stock, consisting of 453,486 shares reserved for the conversion of our Series A Preferred Stock and 3,605,607 shares reserved for the conversion of our Series B Preferred Stock.

Based on the number of outstanding and reserved shares of common stock described above, we had 61,832 shares of common stock remaining available for issuance as of September 25, 2012.

Vote Required and Recommendation of the Board of Directors

The amendment to our Certificate of Incorporation to effect the increase in the number of shares of our authorized common stock from 25,000,000 shares to 62,500,000 shares will be approved if we receive the affirmative of the holders of a majority of the shares of our common stock outstanding on the record date for the meeting. Abstentions and broker non-votes, if any, will have the same effect as a vote AGAINST this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THIS PROPOSAL AT THE SPECIAL MEETING.

HOUSEHOLDING OF MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of our proxy statement to stockholders may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of the proxy statement to you if you call or write us at the address or telephone number listed above. If you want to receive separate copies of our proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

OTHER MATTERS

Our board of directors is not aware of any other matters that are likely to be brought before the Special Meeting. If other matters are properly brought before the Special Meeting, including a proposal to adjourn the Special Meeting to permit the solicitation of additional proxies in the event that one or more proposals have not been approved by a sufficient number of votes at the time of the Special Meeting, the persons named in the enclosed proxy will vote on such matters in their own discretion.

GENERAL

The accompanying proxy is solicited by and on behalf of our board of directors, whose notice of Special Meeting is attached to this Proxy Statement, and the entire cost of such solicitation will be borne by us.

In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by directors, officers and our other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

Certain information contained in this Proxy Statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

WE WILL FURNISH, WITHOUT CHARGE, A COPY OF THIS PROXY STATEMENT AND THE PROXY CARD TO EACH OF OUR STOCKHOLDERS OF RECORD ON SEPTEMBER 25, 2012, AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO CORPORATE SECRETARY, BIODEL INC., 100 SAW MILL DRIVE, DANBURY, CONNECTICUT 06810. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

By Order of the board of directors of Directors,
/s/ Paul S. Bavier
Paul S. Bavier
Secretary

Danbury, Connecticut
Dated: October , 2012

Exhibit A

CERTIFICATE OF AMENDMENT
OF
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION,
AS AMENDED
OF
BIODEL INC.

Pursuant to Section 242 of the
General Corporation Law of the State of Delaware

Biodel Inc. (hereinafter called the “Corporation”), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

By action of the Board of Directors of the Corporation at a meeting held on September 10, 2012, the Board of Directors duly adopted a resolution pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth an amendment to the Second Amended and Restated Certificate of Incorporation of the Corporation, as amended, (the “Restated Certificate of Incorporation”) and declaring said amendment to be advisable and directing that it be submitted to and considered by the stockholders of the Corporation for approval. The stockholders of the Corporation duly approved said proposed amendment at a Special Meeting of Stockholders held on November 1, 2012, in accordance with Section 242 of the General Corporation Law of the State of Delaware. The resolution setting forth the amendment is as follows:

RESOLVED:
That, subject to the approval of the stockholders of the Corporation, the second paragraph of Article FOURTH of the Restated Certificate of Incorporation (relating to the Corporation’s authorized shares of capital stock) be and hereby is deleted in its entirety and the following second paragraph of Article FOURTH is inserted in lieu thereof:

“A. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 112,500,000 shares, consisting of (i) 62,500,000 shares of Common Stock, $0.01 par value per share (“Common Stock”), and (ii) 50,000,000 shares of Preferred Stock, $0.01 par value per share (“Preferred Stock”).”

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this Certificate of Amendment to be signed by its duly authorized officer this _____ day of __________, 2012.

BIODEL INC.

By:

Name:
Title:

A-1

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

SPECIAL MEETING OF STOCKHOLDERS OF

BIODEL INC.

November 1, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          THE UNDERSIGNED APPOINTS ERROL DE SOUZA AND GERARD MICHEL AND EACH OF THEM, AS PROXIES OF THE UNDERSIGNED, WITH THE FULL POWER OF SUBSTITUTION, AND AUTHORIZES EACH OF THEM TO REPRESENT AND VOTE, AS DESIGNATED ON THE REVERSE HEREOF, ALL OF THE SHARES OF COMMON STOCK OF BIODEL INC., HELD OF RECORD BY THE UNDERSIGNED AT THE CLOSE OF BUSINESS ON SEPTEMBER 25, 2012 AT THE SPECIAL MEETING OF STOCKHOLDERS OF BIODEL INC. TO BE HELD ON NOVEMBER 1, 2012 OR AT ANY ADJOURNMENT THEREOF.

The Board of Directors recommends a vote FOR the listed proposal. This Proxy, when properly executed, will be voted as specified above. THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED. THIS PROXY WILL BE VOTED AS DIRECTED OR IF NO SPECIFICATION IS MADE AND THIS PROXY IS RETURNED, THIS PROXY WILL BE VOTED IN FAVOR THE PROPOSAL.

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD TO THE COMPANY PROMPTLY.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

Please mark your votes like this	☒

PROXY

1. To approve an amendment to our Second Amended and Restated Certificate of Incorporation to effect an increase in the number of shares of our authorized common stock, par value $.01 per share, from 25,000,000 shares to 62,500,000 shares.

FOR ☐	AGAINST ☐	ABSTAIN ☐

COMPANY ID:

PROXY NUMBER

ACCOUNT NUMBER

Signature	Signature	Date	, 2012.

Please sign exactly as the name appears on your stock certificate. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, corporation, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.